UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2005
ITC HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)
39500 Orchard Hill Place, Suite 200, Novi, Michigan 48375
(Address of principal executive offices) (zip code)
(Registrant’s telephone number, including area code): (248) 374-7100
Not Applicable
(Former name or former address, if changed since last report)
 ______________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Commitment Increase Supplement, dated October 4, 2005
Letter Agreement, dated October 4, 2005
Commitment Increase Supplement, dated October 4, 2005

Item 1.01 Entry into a Material Definitive Agreement.
On October 4, 2005, the registrant entered into a “commitment increase supplement” pursuant to Section 4.3 of the First Amended and Restated Revolving Credit Agreement, dated as of January 12, 2005, among the registrant, certain financial institutions and Canadian Imperial Bank of Commerce, as administrative agent (the “Credit Agreement”). The commitment increase supplement increased the maximum amount that the registrant is entitled to borrow under the Credit Agreement by $2,500,000 to $50,000,000. The registrant also modified the Pledge Agreement, dated as of March 19, 2004, as amended, between the registrant and Canadian Imperial Bank of Commerce, as administrative agent (the “Pledge Agreement), to include eight (8) additional shares of the common stock of the registrant’s wholly owned subsidiary, International Transmission Company (“International Transmission”), to the shares pledged under the Pledge Agreement.
On October 4, 2005, International Transmission entered into a “commitment increase supplement” pursuant to Section 3.3 of the First Amended and Restated Revolving Credit Agreement, dated as of January 19, 2005, among International Transmission, certain financial institutions and Canadian Imperial Bank of Commerce, as administrative agent (the “International Transmission Credit Agreement”). The commitment increase supplement increased the maximum amount that International Transmission is entitled to borrow under the International Transmission Credit Agreement by $10,000,000 to $75,000,000.
Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

	10.30	Commitment Increase Supplement, dated October 4, 2005, among the registrant, LaSalle Bank Midwest N.A., and Canadian Imperial Bank of Commerce, as administrative agent

	10.31	Letter agreement, dated October 4, 2005, among the registrant and Canadian Imperial Bank of Commerce, as administrative agent, referencing the Pledge Agreement, dated March 19, 2004, as amended by Amendment No. 1, dated as of January 12, 2005, between the registrant and Canadian Imperial Bank of Commerce, as administrative agent

	10.32	Commitment Increase Supplement, dated October 4, 2005, among International Transmission, LaSalle Bank Midwest N.A., and Canadian Imperial Bank of Commerce, as administrative agent

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
October 11, 2005

ITC HOLDINGS CORP.
By:	/s/ Daniel J. Oginsky
Its:	Daniel J. Oginsky Vice President and General Counsel

Exhibit Index

No.	Description

10.30	Commitment Increase Supplement, dated October 4, 2005, among the registrant, LaSalle Bank Midwest N.A., and Canadian Imperial Bank of Commerce, as administrative agent

10.31	Letter agreement, dated October 4, 2005, among the registrant and Canadian Imperial Bank of Commerce, as administrative agent, referencing the Pledge Agreement, dated March 19, 2004, as amended by Amendment No. 1, dated as of January 12, 2005, between the registrant and Canadian Imperial Bank of Commerce, as administrative agent

10.32	Commitment Increase Supplement, dated October 4, 2005, among International Transmission, LaSalle Bank Midwest N.A., and Canadian Imperial Bank of Commerce, as administrative agent